[UNIVERSAL DETECTION TECHNOLOGY LETTERHEAD]


October 14, 2004

Astor Capital, Inc.
9595 Wilshire Blvd. Suite 700
Beverly Hills, CA 90212

      RE:  OFFICE LEASE - 9595 WILSHIRE BLVD. - SUITE 700

Dear Sirs:

Reference is made to the certain Lease Agreement between CSDVS Limited Partnership ("Landlord") and Astor Capital, Inc. ("Astor"), effective as of February 1, 2004, a copy of which is attached hereto as Exhibit "A" and by this reference, made a part hereof.

Universal Detection Technology, Inc. ("UDTT") is desirous of occupying the premises located at 9595 Wilshire Blvd., Suite 700, Beverly Hills, CA 90212 and assuming the Lease Agreement in its entirely from Astor.

In consideration of the mutual covenants and promises contained herein, as well as, other consideration, the sufficiency and receipt of which is hereby acknowledged, Astor agrees to assign the Lease Agreement to UDTT in its entirety, effective November 1, 2004 to UDTT. Astor warrants and represents that all of its accounts with the Landlord are paid in full and in good standing.

As further consideration for the assignment of the Lease Agreement to UDTT, Astor hereby assigns to UDTT all of its right, title and interest in and to any security deposits or other refundable amounts to which it may be entitled.

UDTT shall be responsible for all terms and conditions contained in the Lease Agreement as though it entered into such agreement directly with Landlord.

Effective November 1, 2004, and continuing on a month to month basis, UDTT shall sublease to Astor certain common areas within the premises on a non-exclusive basis for a monthly fee equal to Five Hundred Dollars ($500.00), payable on the first day of each month, commencing on November 1, 2004.

If the aforementioned is accepted and agreed to, please indicate same by affixing your signature below, and together with ours shall represent the entire agreement.

Sincerely,
UNIVERSAL DETECTION TECHNOLOGY, INC.


By:  /s/ Jacques Tizabi
------------------------------------
Jacques Tizabi
Its: CEO


Accepted, Understood & Agreed:
ASTOR CAPITAL, INC.


By:  /s/ Ali Moussavi
------------------------------------
Its:  MANAGING PARTNER